UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

HIMALAYA TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

wyoming	000-55282	26-0841675
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

625 Stanwix St. #2504, Pittsburgh, PA 15222

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

108 Scharberry Lane #2, Mars, PA 16046

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	HMLA	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Himalaya Technologies, Inc. is referred to herein as “Himalaya”, “we”, “us”, or “the Company”.

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2024, we engaged Inov8 Agency, Inc. (“Inov8”) to manage and fund our existing and future Web3, cryptocurrency, and healthy energy drink projects and maintain our public reporting status as OTC Pink Current. Under the Agreement, Inov8 will enhance and expand our social media businesses under Everest Networks, Inc., rollout The EVEREST Token crypto platform, and expand distribution of our FOMO healthy energy drink. For compensation, we will make monthly cash payments and/or accrue payables of $30,000.00 per month to Inov8 and Inov8 will receive 2,098,776 Restricted Series B Preferred shares of our stock that vest over three years. A copy of the Inov8 Agreement is included herein as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2024, we named Ryan Nguyen, an industry expert in Web3 platforms and cryptocurrencies, as CEO and Director. On May 21, 2024, Vikram Grover resigned his positions as CEO, Treasurer, Controller and Director but will remain CFO pending a transition to new management. Mr. Nguyen’s compensation is in negotiation with Inov8 Agency, Inc. Mr. Grover’s compensation is reduced from $12,500.00 per month in cash and/or stock to $5,000.00 per month cash.

Item 8.01 Other Events.

A press release announcing management changes and cryptocurrency liquidity pool plans was issued on May 23, 2024 and can be found herein under Exhibit 99.1.

Exhibit No.	Description
10.1	Himalaya Technologies, Inc. Inov8 Agency, Inc. Consulting Agreement – 05/20/2024
99.1	Himalaya Technologies, Inc. Press Release – 05/23/2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMALAYA TECHNOLOGIES, INC.

Date: May 29, 2024	By:	/s/ Ryan Nguyen
Ryan Nguyen
Chief Executive Officer